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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Domino's, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

    1) the Company's annual report on Form 10-K for the year ending December 29, 2002 (the "Report"), fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ David A. Brandon
                                    -------------------------------
                                    David A. Brandon
                                    Chief Executive Officer

Dated: March 25, 2003